SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 10, 2002

                                 HEMOXYMED, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     001-13835                39-1661164
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)              ID Number)

50 Lakeview Parkway, Suite 111, Vernon Hills, IL                    60061
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (847) 573-8000

               420 Lexington Avenue, Suite 300, New York, NY 10170 Former Name or Former Address if Changed Since Last Report)

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Items 1 and 2. Changes in Control of Registrant and Acquisition or Disposition
of Assets.

      On September 10, 2002, the Registrant established a strategic alliance through the closing of a merger transaction with Molecular Geriatrics Corporation ("MGC"), previously announced on August 1, 2002. The Registrant acquired MGC by means of a reverse triangular merger, where a newly created subsidiary of the Registrant formed specifically for the purpose of the transaction merged with and into MGC, as a result of which MGC is now a wholly-owned subsidiary of the Registrant.

      In connection with the merger, each share of outstanding MGC common stock was automatically converted into 0.6584 shares of Registrant's unregistered common stock. As a result of the merger, the shareholders of MGC now own in the aggregate 47.79% of the Registrant's outstanding common stock. Outstanding warrants and options to purchase shares of MGC common stock were also converted into warrants and options to purchase common stock of the Registrant.

      Pursuant to the terms of the merger transaction, the Registrant's pre-merger officers and directors resigned and were replaced by designees of MGC. The Registrant's directors are currently Mr. Bruce N. Barron, who is also the Chief Executive Officer, Dr. John DeBernardis, who is also the President and Chief Operating Officer, Vaughn D. Bryson, Richard B. Stone and Preston Tsao. Other executive officers include Mr. David J. Ellison, Chief Financial Officer, and Dr. Daniel J. Kerkman, Vice President. Additional information about the transaction including biographical material on the new board members and executive officers, as well as disclosures regarding their shareholdings, are available on the Schedule 14f-1 filed by the Registrant on August 16, 2002 and is incorporated herein by reference.

      MGC is involved in the research and development of a diagnostic to detect Alzheimer's disease and novel therapeutics to treat Alzheimer's disease and cancer. This new technology platform acquired by the Registrant complements its existing advanced technology it is developing to enable the use of red blood cells as carriers for drugs and biologics.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (a), (b) Financial Statements of businesses acquired and Pro forma financial information

      The financial statements of Molecular Geriatrics Corporation, including the required pro forma information, will be filed when available within the time period permitted by this Form.

Exhibits.

      2.1 Agreement and Plan of Merger dated as of July 29, 2002 by and among Hemoxymed, Inc., Molecular Geriatrics Acquisition, Inc. and Molecular Geriatrics Corporation *

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      99.1  Schedule 14f-1 of Hemoxymed, Inc. (incorporated by reference to
            Schedule 14f-1 filed by the Registrant with the Securities and Exchange Commission on August 16, 2002).

      99.2  Press Release*

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*     Filed herewith

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: September 23, 2002

                                                 HEMOXYMED, INC.


                                             By: s/ David Ellison
                                                 -------------------------------
                                                 David Ellison
                                                 Chief Financial Officer